FARM FISH, INC.
P. O. BOX 23109
JACKSON, MISSISSIPPI  39225-3109

NOTICE OF
1996 ANNUAL SHAREHOLDERS' MEETING

TO THE STOCKHOLDERS:

Notice is hereby given that the 1996 Annual Meeting of Shareholders (the "Meeting") of Farm Fish, Inc. ("Farm Fish") will be held at Farm Fish offices, 100 West Woodrow Wilson Drive, Jackson, Mississippi at 10:00 a.m., Jackson time, on Wednesday, May 22, 1996, for the following purposes:

1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 1996; and

3. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 11, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,



Charles E. Horne
Secretary

Jackson, Mississippi
April 18, 1996

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES




















FARM FISH,INC.
P. O. BOX 23109
JACKSON, MISSISSIPPI  39225-3109


PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 1996

VOTING AT THE MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farm Fish for use at the Annual Meeting of Stockholders to be held on Wednesday, May 22, 1996, and at any and all adjournments of such meeting.

If the enclosed form of proxy is properly marked, signed and returned in time to be voted at the meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. At the meeting, stockholders will vote upon the election of directors, and any other matters which may properly come before the meeting. Approval of each matter to come before the meeting requires the affirmative vote of a majority of the total votes cast, except for the election of directors which is described below under Voting Securities. Signed proxies not marked to the contrary will be voted for the election of directors. Any stockholder giving a proxy has the power to revoke it by a written instrument signed in the same manner as the proxy and received by the Secretary of Farm Fish prior to the exercise of the proxy. A stockholder attending the meeting may also revoke his proxy by voting in person.

This material is being mailed on or about April 18, 1996.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only stockholders of record at the close of business on April 11, 1996, are entitled to notice of and to vote at the meeting, and such stockholders are entitled to one vote for each share held of record on all matters brought before the meeting, except with respect to the election of directors, in which the stockholders have cumulative voting rights. Under cumulative voting, each stockholder is entitled to votes equal to the number of his shares multiplied by the number of directors to be elected; a stockholder may cast all of his votes for a single director or distribute them among the candidates as he sees fit. At the record date, a total of 2,688,605 shares of common stock of Farm Fish were issued and outstanding.

While the Board of Directors intends to cast the votes represented by its proxies equally among its nominees for directors, the Board solicits discretionary authority to accumulate votes as it may deem appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) beneficially owned, as of March 1, 1996, more than five percent of the Shares outstanding except as set forth in the following table:

Title            Name and               Amount and          Percent
 of              Address of             Nature of             of
Class            Beneficial             Beneficial          Class
                 Owner                  Ownership (1)

No-Par           Delta                  2,151,071           80%
Common           Industries, Inc.       shares owned
                 Jackson, MS            of record and
                                        beneficially


SECURITY OWNERSHIP OF MANAGEMENT

Title of Class and                   Amount and Nature of           Percent of
Name of Beneficial Owner       Beneficial Ownership (2) Class

Thomas R. Slough, Jr.                  17,805 shares                    0.66%
  No-Par Common

W.D. Mounger                           25,900 shares                    0.96%
  No-Par Common

David Robison                             100 shares                   >0.01%
  No-Par Common

Charles E. Horne                          137 shares                   >0.01%
  No-Par Common

Officers and Directors                 43,942 shares                    1.63%
  As a Group (6 persons)(3)

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(1) The beneficial owner has sole voting and investment powers to all shares beneficially owned.

(2) Each beneficial owner has sole voting and investment powers to all shares beneficially owned unless otherwise indicated in these footnotes.

(3) Notes that the directors of Farm Fish, Inc. During the past fiscal year, Thomas R. Slough, Jr., W. D. Mounger, T. L. Reed, III, and Leland R. Speed, were directors and principal stockholders of Delta Industries, Inc. (Delta Industries). The shares owned by Delta Industries are in addition to the total number of shares owned directly by officers and directors, as shown herein.

DELTA INDUSTRIES, INC. STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

Title of Class
and Name of                   Amount and Nature of          Percent of
Beneficial Owner              Beneficial Ownership (4)         Class

Thomas R. Slough, Jr.           8,160  shares                  1.41%
  Common

W.D. Mounger                   44,061  shares                  7.59%
  Common

Leland R. Speed                10,700  shares                  1.84%
  Common

T. L. Reed, III                86,461  shares                 14.90%
  Common

David Robison                      10  shares                 >0.01%
  Common

Charles E. Horne                  356  shares                  0.06%
  Common

Officers and Directors        149,748  shares                 25.80%
  As a Group (6 persons)

POSSIBLE CHANGE IN CONTROL

All of the shares of Farm Fish held by Delta Industries, are pledged as collateral in connection with indebtedness of Delta Industries to Trustmark National Bank of Jackson, Mississippi. Should Delta Industries be in default under that indebtedness, Trustmark National Bank has the option of foreclosing on the pledged stock.

ELECTION OF DIRECTORS

At the meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualify.

Unless instructed otherwise, the proxies will be voted FOR the nominees listed below. Any stockholder who wishes to withhold from the proxy holders authority to vote for the election of directors may do so by marking his proxy where indicated.

Should any of the management nominees become unable or unwilling to accept nomination or election, the proxy holders may exercise their voting power in favor of such other person or persons as the management of Farm Fish may recommend. However, the management has no reason to believe that any nominee will be unable or unwilling to serve as director.


- ----------

(4) Each beneficial owner has sole voting and investment powers as to all shares beneficially owned otherwise indicated in these footnotes.



DIRECTORS AND EXECUTIVE OFFICERS

       (a)  Nominees for Director
                                                               Other Positions
                             Date Term of           Director   and Offices
Name                    Age  Office Expires         Since      with Farm Fish

Leland R. Speed         63  Annual Meeting of       1982       Chairman of
                            Stockholders, 1996                 the Board of
                                                               Directors

Thomas R. Slough, Jr.   69  Annual Meeting of       1982       President
                            Stockholders, 1996

T. L. Reed, III         66  Annual Meeting of       1982       None
                            Stockholders, 1996

W. D. Mounger           70  Annual Meeting of       1984       None
                            Stockholders, 1996

       (b)  Executive Officers
                                                               Other Positions
                                                    Officer    and Offices
Name                  Age   Office Held             Since      with Farm Fish

Leland R. Speed         63    Chairman of             1984       Director
                              the Board

Thomas R. Slough, Jr.   69    President               1984       Director

David Robison           47    Vice President          1993       None

Charles E. Horne        61    Secretary/Treas.        1984       None


Messrs. Speed, Slough and Horne were first elected as officers on December 3, 1984. Mr. Robison was first elected in 1993. The bylaws provide that the terms of the present officers will expire when their successors are elected and qualify.

       (c)  Family Relationships

There are no family relationships among the directors and officers.

       (d)  Business Experience for the Past Five Years

       (1) (i) Leland R. Speed, Chairman of the Board of Directors of Farm Fish, and director of Delta Industries. Mr. Speed is also Chief Executive Officer of The Parkway Company and EastGroup Properties and President of LNH REIT, Inc., which engage generally in the business of real estate development; served as Chief Executive Officer of Congress Street Properties, Inc., Eastover Corporation and Rockwood National Corporation until 1994 and EB, Inc. until 1995.

            (ii) Thomas R. Slough, Jr., a director and President of Farm Fish, is the Vice-Chairman, a director and stockholder of Delta Industries, corporation primarily engaged in marketing ready mix concrete.

            (iii) T. L. Reed, III, a director of Farm Fish, is the principal owner of Silver Creek Plantation, which engages in the business of farm-raised catfish. Mr. Reed is also President of Producers Feed Company, a cooperative engaged in the production of catfish feed. Mr. Reed is a director of Guaranty Bank & Trust Co., Guaranty Agricultural Credit Corporation and Delta Industries.

            (iv) W. D. Mounger, a director of Farm Fish, is President, director and a principal stockholder of Delta Royalty Company, Inc., a Mississippi corporation engaged generally in the oil and gas business. Mr. Mounger is also engaged in various commercial activities, including independent oil and gas leasing, and is a director of Deposit Guaranty Corporation, Deposit Guaranty National Bank (Member of Executive Committee)
 and Delta Industries.

            (v) David Robison, Vice President of Farm Fish, is President and Chief Executive Officer of Delta Industries, Inc., primarily engaged in the marketing of ready mix concrete.

            (vi) Charles E. Horne, Secretary-Treasurer/Chief Financial Officer of Farm Fish, is the Secretary-Treasurer/Chief Financial Officer of Delta Industries.

       (2)  Directorships of Reporting Entities

            Mr. Speed is a director or trustee of First Mississippi Corporation, The Parkway Company, EastGroup Properties, and LNH REIT, Inc.

            Mr. Mounger is a director of Deposit Guaranty Corporation.

       (3)  Delinquent Filings

            Based solely upon a review of: (i) Forms 3 (Reg. # 249.103) and Forms 4 (Reg. # 249.104) and amendments thereto furnished to Farm Fish pursuant to Securities and Exchange Commission Rule 16a-3(e) (Reg. # 240.16a-3(e)) during the fiscal year ended December 31, 1995; (ii) Forms 5 and amendments thereto (Reg. # 249.105) furnished to Farm Fish during the fiscal year ended December 31, 1995; and (iii) written representations of officers, directors and beneficial owners of more than 10% of Farm Fish no-par common stock, there were not any known failures of such officers, directors or beneficial owners of more than 10% of Farm Fish no-par common stock to report transactions required to be reported on the above Forms on a timely basis or to file a required Form during the fiscal year ended December 31, 1995. Additionally, there were no late reports made on the above Forms during the fiscal year ended December 31, 1995.

COMMITTEES

Farm Fish has no standing audit, nominating or compensation committees. The entire Board performs such duties.

The Board of Directors is responsible for selecting nominees for the election of directors, and evaluating the performance of incumbent directors and determining whether to nominate them for reelection. The Board welcomes recommendations from shareholders as to nominees for the Board of Directors. Such recommendations should be made to Thomas R. Slough, Jr., President of Farm Fish, in writing, at P. O. Box 23109, Jackson, Mississippi 39225-3109.

MEETINGS

The Board of Directors of Farm Fish held six (6) official meetings during the last fiscal year. Of those meetings, Mr. Mounger attended six (6), Mr. Reed attended six (6), Mr. Slough attended six (6) and Mr. Speed attended five (5). In addition, certain actions were taken during the year by unanimous written consent of all directors in lieu of holding a formal meeting.

EXECUTIVE COMPENSATION

       (a)  Cash Compensation (5)

                          CASH COMPENSATION TABLE

Name of Individual         Capacities in        Cash Compensation
or Number in Group         which Served

        6                  Directors and               0
                           Executive Officers


       (b)  (1)  Compensation Pursuant to Plans.
                 None.

            (2)  Pension Plans.
                 None.

            (3)  Stock Option and Stock Appreciation Plans.
                 None.

       (c)  Other Compensation.
            Not applicable.

       (d)  Termination of Employment and Change of Control Arrangement.
            None.


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(5) The directors and executive officers of Farm Fish received no cash compensation for services in all capacities to Farm Fish. Mr. Slough, Mr. Robison, and Mr. Horne are employees of Delta Industries; Delta Industries is not reimbursed by Farm Fish for the salaries of Mr. Slough, Mr. Robison, and Mr. Horne.




TRANSACTIONS WITH MANAGEMENT

       (a) Transactions Between Farm Fish and Delta Industries

The principal shareholder of Farm Fish is Delta Industries. All members of the Farm Fish Board of Directors also serve as directors of Delta Industries, and the senior managements of the two companies are substantially identical.

Since it acquired its first block of Farm Fish stock in October 1982, Delta Industries has made substantial loans and non-interest bearing advances to Farm Fish, and has guaranteed significant amounts of Farm Fish's outstanding indebtedness. As of December 31, 1995, Farm Fish had non-interest bearing advances payable to Delta Industries in the amount of $2,115,389. As of December 31, 1995, Delta Industries was guarantor of certain long term debt of Farm Fish with an outstanding principal balance of $570,000.

LEGAL PROCEEDINGS

There are presently no material pending legal proceedings to which Farm Fish or its subsidiaries is a party.

HOLDER'S PROPOSALS

In order for holder proposals for the 1997 Annual Meeting of Holders to be eligible for consideration for inclusion in the Proxy Statement for such meeting, they must be received at the Company's offices, P.O. Box 23109, Jackson, Mississippi 39225-3109, no later than December 26, 1996.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Ernst & Young was the independent public accountants of Farm Fish for the fiscal year ending December 31, 1995. Representatives of the accounting firm are expected to be present at the Stockholders' Meeting to answer appropriate questions and to make a statement if they so desire.

In the past the independent public accountants have been selected annually by the Board of Directors, usually at its annual meeting following the Stockholders' Meeting, and it is contemplated that this procedure will continue to be followed by the Board.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those outlined in this Proxy Statement which may be brought before the meeting. If any other matters properly brought before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons acting under the authority of such proxies.

EXPENSE OF SOLICITATION

The solicitation contemplated hereby is made on behalf of Farm Fish. All costs and expenses incurred in connection with the solicitation of proxies by the Board of Directors, including the preparation of this Proxy Statement, will be paid by Farm Fish.





FORM 10-KSB

Farm Fish's Annual Report on Form 10-KSB, including the financial statements and the financial statement schedules, is available without charge to stockholders upon written request. Please write:

          Charles E. Horne, Secretary
          Farm Fish Inc.
          P.O. Box 23109
          Jackson, Mississippi  39225-3109